UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2010 (June 24, 2010)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2010, Gastar Exploration USA, Inc. (“Gastar USA”), a wholly-owned subsidiary of Gastar Exploration Ltd. (the “Company”), together with the Company and certain of its subsidiaries as guarantors (collectively, the “Guarantors”), the lenders party thereto (the “Lenders”), and Amegy Bank National Association as administrative agent (the “Administrative Agent” and, together with Gastar USA, the Guarantors and the Lenders, the “Parties”), entered into the Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”) amending that certain Amended and Restated Credit Agreement dated October 28, 2009 (as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated November 20, 2009, and as further amended by this Second Amendment, the “Credit Agreement”). The Second Amendment amended the Credit Agreement, by, among other things, allowing the Company (i) to hedge up to 80% of the proved developed producing (“PDP”) reserves reflected in its Reserve Report using hedging other than floors and protective spreads, (ii) relatedly, to present to the Administrative Agent a report showing any PDP additions resulting from new wells or the conversion of proved developed non-producing reserves to PDP reserves since the last Reserve Report in order to hedge the revised PDP reserves, and (iii) removing limitations on hedging using floors and protective spreads. Additionally, the Second Amendment reduced the Borrowing Base under the Credit Agreement to $40.0 million from $47.5 million primarily in connection with the previously announced delays in returning the Belin #1Well, located in the Hilltop area of East Texas, to production following re-completion attempts. Subsequent to the re-determination of the Borrowing Base, the Belin #1Well has been returned to production from all zones previously producing and 3 zones recently completed.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. All capitalized terms used in this Item 1.01 not otherwise defined have the meanings as defined in the Credit Agreement. A copy of the Credit Agreement and First Amendment thereto, previously filed as exhibits to the Company’s Current Reports on Form 8-K filed on November 3, 2009 and November 25, 2009, respectively, are incorporated into this Item 1.01 by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Current Report.

Exhibit Number	Description of Document

10.1	Amended and Restated Credit Agreement dated October 28, 2009 by and among Gastar Exploration USA, Inc., the Guarantors party thereto, Amegy Bank National Association, as Administrative Agent and Letter of Credit Issuer, BMO Capital Markets Corp. as Co-Lead Arranger and Joint Bookrunner, and the Lenders party thereto (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated November 3, 2009. File No. 001-32714).

10.2	Consent and First Amendment to Amended and Restated Credit Agreement dated November 20, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated November 25, 2009. File No. 001-32714).

10.3	Second Amendment to Amended and Restated Credit Agreement dated June 24, 2010, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: June 28, 2010	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Amended and Restated Credit Agreement dated October 28, 2009 by and among Gastar Exploration USA, Inc., the Guarantors party thereto, Amegy Bank National Association, as Administrative Agent and Letter of Credit Issuer, BMO Capital Markets Corp. as Co-Lead Arranger and Joint Bookrunner, and the Lenders party thereto (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated November 3, 2009. File No. 001-32714).

10.2	Consent and First Amendment to Amended and Restated Credit Agreement dated November 20, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated November 25, 2009. File No. 001-32714).

10.3	Second Amendment to Amended and Restated Credit Agreement dated June 24, 2010, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent.